--------------------------------------------------------------------------------

                    VISTANA 1998-A TIMESHARE MORTGAGE CORP.
                                   as Issuer

                                      and

                         VCH PORTFOLIO SERVICES, INC.
                                  as Servicer



                              SERVICING AGREEMENT
                           Dated as of July 31, 1998

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                             Page
                                   ARTICLE I
                                  DEFINITIONS

     Section 1.01.    Definitions.............................................  1
                      -----------
     Section 1.02.    Usage of Terms..........................................  2
                      --------------
     Section 1.03.    Section References......................................  2
                      ------------------

                                   ARTICLE II

                        REPRESENTATIONS, WARRANTIES AND
                       CERTAIN COVENANTS OF THE SERVICER

     Section 2.01.    Representations, Warranties and Certain Covenants of the
                      --------------------------------------------------------
                      Servicer................................................  3
                      --------
     Section 2.02.    Existence; Status as Servicer; Merger...................  6
                      -------------------------------------
     Section 2.03.    Performance of Obligations..............................  7
                      --------------------------
     Section 2.04.    Servicer Not to Resign..................................  7
                      ----------------------
     Section 2.05.    Liability of the Servicer or Issuer; Indemnities........  8
                      ------------------------------------------------

                                  ARTICLE III
                 ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

     Section 3.01.    Appointment of the Servicer; Subservicer................  8
                      ----------------------------------------
     Section 3.02.    Servicing and Collection Responsibilities............... 10
                      -----------------------------------------
     Section 3.03.    Remittance of Funds to Lockbox Account.................. 10
                      --------------------------------------
     Section 3.04.    Foreclosure of Timeshare Interests...................... 11
                      ----------------------------------
     Section 3.05.    Servicing Fee........................................... 11
                      -------------
     Section 3.06.    Modifications........................................... 12
                      -------------
     Section 3.07.    Assumptions............................................. 13
                      -----------
     Section 3.08.    Records................................................. 13
                      -------
     Section 3.09.    No Offset............................................... 13
                      ---------
     Section 3.10.    Indemnification; Third Party Claims..................... 13
                      -----------------------------------
     Section 3.11.    Errors and Omissions and Fidelity Coverage.............. 14
                      ------------------------------------------
     Section 3.12.    Independent Contractor.................................. 15
                      ----------------------

                                   ARTICLE IV
                             STATEMENTS AND REPORTS

     Section 4.01.    Servicing and Collection Reports........................ 15
                      --------------------------------
     Section 4.02.    Accountant's Reports.................................... 16
                      --------------------
     Section 4.03.    Annual Summary.......................................... 17
                      --------------
     Section 4.04.    Tax Returns and Reports................................. 17
                      -----------------------

                                   ARTICLE V
                               SERVICER ADVANCES

     Section 5.01.    Servicer Advances....................................... 17
                      -----------------

                                   ARTICLE VI
               VOLUNTARY TERMINATION AND SUBSTITUTION BY SERVICER

     Section 6.01.    Voluntary Termination by Servicer....................... 18
                      ---------------------------------
     Section 6.02.    Voluntary Substitution or Repurchase.................... 18
                      ------------------------------------

                                  ARTICLE VII
                                    DEFAULT

     Section 7.01.    Servicer Events of Default.............................. 18
                      --------------------------
     Section 7.02.    Rights Cumulative....................................... 21
                      -----------------
     Section 7.03.    Directions by Trustee................................... 21
                      ---------------------

                                  ARTICLE VIII
                                    RESERVED

                                   ARTICLE IX
                                  TERMINATION

     Section 9.01.    Termination; Survival................................... 21
                      ---------------------

                                   ARTICLE X
                            MISCELLANEOUS PROVISIONS

     Section 10.01.   Amendment............................................... 22
                      ---------
     Section 10.02.   Severability of Provisions.............................. 22
                       --------------------------
     Section 10.03.   Notice.................................................. 22
                      ------
     Section 10.04.   Binding Effect; Assignees............................... 23
                      -------------------------
     Section 10.05.   Headings................................................ 23
                      --------
     Section 10.06.   Non-Waiver.............................................. 24
                      ----------
     Section 10.07.   Counterparts............................................ 24
                      ------------

     Section 10.08.  Unenforceability......................................... 24
                     ----------------
     Section 10.09.  Time is of the Essence................................... 24
                     ----------------------
     Section 10.10.  CHOICE OF LAW: JURISDICTION: VENUE AND WAIVER
                     ---------------------------------------------
                     OF JURY TRIAL............................................ 24
                     -------------
     Section 10.11.  NO LIABILITY TO PURCHASERS............................... 26
                     --------------------------
     Section 10.12.  Reliance by Issuer....................................... 26
                     ------------------
     Section 10.13.  Third Party Beneficiaries................................ 26
                     -------------------------
     Section 10.14.  Equitable Relief......................................... 26
                     ----------------
     Section 10.15.  Waiver of Punitive Damages............................... 26
                     --------------------------
     Section 10.16.  General Interpretive Principles.......................... 26
                     -------------------------------

     Exhibit "A"  Form of Servicer Report

                              SERVICING AGREEMENT


     THIS SERVICING AGREEMENT ("AGREEMENT") is made as of July 31, 1998 among
                                ---------
VISTANA 1998-A TIMESHARE MORTGAGE CORP. ("Issuer"), a Delaware corporation, and
                                          ------
VCH PORTFOLIO SERVICES, INC. ("Servicer"), a Florida corporation, as servicer
                               --------
hereunder.

                             W I T N E S S E T H:

     A. WHEREAS, simultaneously with the execution and delivery of this Agreement, the Issuer, as transferee, intends to enter into Transfer Agreements with one or more Originators pursuant to which the Issuer will purchase all of each Originator's right, title and interest in, to and under certain Mortgage Loans, Instruments, other Mortgage Documents and any proceeds and income of the foregoing (the "Receivables Collateral");
                ----------------------

     B. WHEREAS, simultaneously with the execution and delivery of this Agreement, Issuer intends to enter into an Indenture (the "Indenture") dated as
                                                           ---------
of July 31, 1998 with Norwest Bank Minnesota, National Association ("Trustee")
                                                                     -------
pursuant to which Issuer will pledge to Trustee, the Collateral (as defined therein);

     C.   WHEREAS, the Servicer has agreed to service the Collateral;

     D. WHEREAS, Issuer and the Servicer wish to prescribe the manner of the management, servicing and control of the Collateral;

     THEREFORE, in consideration of the mutual promises, covenants, representations and warranties hereinafter set forth, the parties hereto agree as follows:


                                   ARTICLE I
                                  DEFINITIONS

     Section 1.01.  Definitions.
                    -----------

     Capitalized terms used herein but not otherwise defined shall have the meanings assigned in the Indenture, or, if not defined therein, in the respective Transfer Agreements.

     "Agreement" means this Servicing Agreement, and any and all amendments,
      ---------
restatements or modifications hereof and any and all supplements hereto.

     "Foreclosure Property" as defined in Section 3.04 hereof.
      --------------------

     "Mortgaged Properties" means the Timeshare Interests which secure the
      --------------------
Mortgage Loans.

     "Points Mortgage Loans" means the Mortgage Loans conveyed by Points of
      ---------------------
Colorado, Inc. to Issuer.

     "Servicer" means, initially, VCH in its capacity as the servicer of the
      --------
Mortgage Loans under this Agreement and, thereafter, any successor servicer pursuant to Sections 2.02(b), 2.04 or 7.01 hereof.

     "Servicer Advances"  as defined in Section 5.01 hereof.
      -----------------

     "Servicer Report" means the report provided by the Servicer to the Trustee
      ---------------
and the Bank on each Determination Date pursuant to Section 4.01(a) hereof and the accompanying Officer's Certificate also described in that Section in the form attached hereto as Exhibit "A".

     "Servicing Officer":  any officer of the Servicer involved in, or
      -----------------
responsible for, the administration and servicing of the Mortgage Loans whose name appears on a certified list (each such list, a "Servicing Officer List") of
                                                     ----------------------
servicing officers furnished to Issuer, the Trustee and the Bank by the Servicer, as such list may be amended or supplemented by Servicer from time to time.

     "Servicing Officer List" as defined in the definition of Servicing Officer
      ----------------------
above.

     "VCH" means VCH Portfolio Services, Inc., a Florida corporation.
      ---

     "VDI Mortgage Loans" means those Mortgage Loans conveyed by Vistana
      ------------------
Development, Inc. to Issuer.

     Section 1.02.  Usage of Terms.
                    --------------

     With respect to all terms in this Agreement, words importing any gender include the other genders; references to "writing" include printing, typing, lithography, and other means of reproducing words in a visible form; the singular shall include the plural and the plural shall include the singular and the term "including" means including without limitation.

     Section 1.03.  Section References.
                    ------------------

     All section references, unless otherwise indicated, shall be to Sections of this Agreement.

                                  ARTICLE II

                        REPRESENTATIONS, WARRANTIES AND
                       CERTAIN COVENANTS OF THE SERVICER

     Section 2.01.  Representations, Warranties and Certain Covenants of the
                    --------------------------------------------------------
Servicer.
--------

     The Servicer represents and warrants as of the Closing Date, and covenants to Issuer, the Bank and the Trustee for the benefit of the Noteholders that:

     (a) The Servicer is, and at all times during the term of this Agreement will be, a Florida corporation duly organized and validly existing in good standing under the laws of the jurisdiction of its organization; and is, and at all times during the term of this Agreement will be, duly qualified to do business as a corporation and in good standing under the laws of each jurisdiction where the character of its property, the nature of its business or the performance of its obligations under this Agreement makes such qualification necessary except where the failure to be so qualified will not have a Material Adverse Effect.

     (b) The Servicer holds, and at all times during the term of this Agreement will hold, all material licenses, approvals, certificates, franchises and permits from all Governmental Authorities in all jurisdictions necessary for the conduct of its business and has received no notice of and has no Knowledge of proceedings relating to the revocation of any such license, approval, certificate, franchise or permit, which singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.

     (c) The Servicer has, and at all times during the term of this Agreement will have, full power and authority to own its properties, to conduct its business, to execute and deliver this Agreement and all documents and transactions contemplated under this Agreement and to perform all of its obligations under this Agreement, the Lockbox Agreement and any other documents or transactions contemplated hereunder or thereunder. Servicer shall at all times maintain adequate staff, facilities and systems to perform Servicer's obligations under this Agreement.

     (d) This Agreement and all other documents and instruments required or contemplated hereby to be executed and delivered by the Servicer have been duly authorized, executed and delivered by the Servicer and, assuming the due execution and delivery by the other party or parties hereto and thereto, constitute legal, valid and binding agreements of the Servicer enforceable against the Servicer in accordance with their respective terms subject, as to the enforcement of remedies, to bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforceability of creditors' rights generally applicable in the event of the bankruptcy, insolvency or reorganization of the Servicer and to general principles of equity.

     (e) The execution, delivery and performance by the Servicer of this Agreement and any other documents and transactions in connection herewith to which the Servicer is party do not and will not (i) violate any of the provisions of the organizational documents of the Servicer, (ii) violate any provision of any law or any order, governmental rule or regulation of any Governmental Authority currently in effect applicable to the Servicer or its properties or by which the Servicer or its properties may be bound or affected,
(iii) violate any judgment, decree, writ, injunction, award, determination or order currently in effect applicable to the Servicer or its properties or by which the Servicer or its properties are bound or affected where such violation would have a Material Adverse Effect, (iv) conflict with, or result in a breach of, or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, any of the provisions of any indenture, mortgage, deed of trust, contract or other instrument to which the Servicer is a party or by which it is bound which would have a Material Adverse Effect or (v) result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, mortgage, deed of trust, contract or other instrument.

     (f) No consent, approval, order or authorization by, and no filing with or notice to, any Governmental Authority in respect of the Servicer is required in connection with the authorization, execution, delivery or performance by the Servicer of this Agreement or any of the other documents or transactions contemplated hereunder.

     (g) The Servicer is not in default beyond any applicable period of notice or grace, under any agreement for borrowed money or any other agreement, contract, instrument or indenture to which the Servicer is a party or by which it or its properties is or are bound, or with respect to any order of any Governmental Authority, in any of the above events, which would have a Material Adverse Effect.

     (h) There is no pending or, to Servicer's Knowledge, threatened action, suit, proceeding or investigation before any Governmental Authority against or affecting the Servicer or any of Servicer's Affiliates which, if decided adversely, would materially and adversely affect (i) the condition (financial or otherwise), business or operations of the Servicer, (ii) the ability of the Servicer to perform its obligations under, or the validity or enforceability of, this Agreement, any other Document, or any other documents or transactions contemplated hereunder or thereunder, (iii) any Mortgaged Property or title of any Mortgagor to any Mortgaged Property or (iv) the Bank's or the Trustee's ability to foreclose or otherwise enforce the liens of the Mortgage Loans (subject to the provisions of the Reimbursement Agreement or the Indenture, as the case may be).

     (i) With respect to any Mortgage Loan, the Servicer has neither taken nor omitted to take, and has to its Knowledge no notice that the related Association, the related Mortgagor or Issuer has taken (or omitted to take), any action that would impair or invalidate the coverage provided by any hazard insurance, title insurance or other insurance policy relating to such Mortgage Loan or the related Mortgaged Property.

     (j) The Servicer shall cause to be taken such actions as are reasonably necessary from time to time to preserve and protect the Trustee's and the Bank's interest in the Mortgage Loans as directed in writing by the Bank and the Trustee, including the making of notations on records.

     (k) The Servicer's servicing of, and collection practices with respect to, the Mortgage Loans in accordance with the Servicing Standards have been, prior to the Closing Date with respect to the VDI Mortgage Loans, and, will be after the Closing Date with respect to all the Mortgage Loans, in compliance with all applicable laws in all material respects. Reference is made to the Transfer Agreement dated the date hereof between Points of Colorado, Inc. and Issuer with respect to the servicing of, and collection practices with respect to, the Points Mortgage Loans prior to the Closing Date.

     (l) The Servicer shall take all actions necessary and commit adequate resources to assure that its computer-based and other systems are able to effectively process data, including dates before, on and after January 1, 2000, without experiencing any Year 2000 Problem that could cause a Material Adverse Effect. At the request of either the Trustee or the Bank, the Servicer will provide the Bank and the Trustee with assurances and substantiation (including the results of internal or external audit reports prepared in the ordinary course of business) reasonably acceptable to the Bank and the Trustee as to the capability of Servicer to conduct its business and operations before, on and after January 1, 2000 without experiencing a Year 2000 Problem causing a Material Adverse Effect.

     (m) The Servicer is not an "investment company" or a company "controlled" by an "investment company" with the meaning of the Investment Company Act of 1940, as amended or subject to regulation under the Interstate Commerce Act.

     (n) The Servicer has not dealt with any broker, investment banker, agent or any other Person who is entitled to any commission, fee, or any other compensation in connection with the issuance of the Notes to be issued on the Closing Date or other transactions contemplated thereby other than the Placement Agent and others for whom appropriate provisions have been made pursuant to the Documents.

     (o) All federal, state, local and foreign tax returns, reports and statements required to be filed by Servicer have been filed with the appropriate Governmental Authority except where failure to file will not have a Material Adverse Effect, and all material charges and other impositions shown thereon to be due and payable by Servicer have been paid prior to the date on which any fine, penalty, interest or late charge may be added thereto for nonpayment thereof other than those charges the Servicer is protesting in good faith and has set aside adequate reserves therefore in accordance with GAAP.

     (p) At the request of the Bank, the Trustee or any Significant Noteholder, the Servicer will report to the Trustee and the Bank whether any real estate taxes and assessments or insurance on the Units or Timeshare Projects common areas and related amenities have been paid in full.

     (q) Servicer shall present for recording within two (2) Business Days after the Closing Date each of the Assignment of Mortgages from Vistana Timeshare Mortgage Corp. to VTM Corp., from VTM Corp. to Vistana Development,Inc., from Vistana Development, Inc. to Issuer, from Points of Colorado, Inc. to Issuer and from Issuer to Trustee and each UCC Financing Statement related to each of the foregoing and shall cause each of such Assignment of Mortgages to be recorded and each such UCC Financing Statement to be filed within thirty (30) days after the Closing Date. Servicer shall pay or cause to be paid all recording fees and taxes in connection with such recordation.

     Section 2.02.  Existence; Status as Servicer; Merger.
                    -------------------------------------

     (a) Except as otherwise permitted by Section 2.02(b), the Servicer shall keep in full effect its existence, rights and franchises as a Florida corporation or, in the case of a successor servicer, corporation, trust, banking association, partnership, limited liability company or limited liability partnership, as the case may be, under the laws of the state of its organization and shall obtain and preserve its qualification to do business as a foreign corporation or, in the case of a successor servicer, foreign corporation, trust, banking association, partnership, limited liability company or limited liability partnership, as the case may be, and has obtained and shall maintain any necessary state licenses, in each case to the extent necessary to protect the validity and enforceability of the Mortgage Loans and this Agreement and to perform its obligations hereunder.

     (b) The Servicer shall not consolidate with or merge into any other Person or convey, transfer or lease substantially all of its assets as an entirety to any Person unless (i) the Person formed by such consolidation or into which the Servicer has been merged or the Person which acquires substantially all the assets of the Servicer and is a business trust, partnership, limited liability company, limited liability partnership or corporation organized under the laws of a state in the United States, can lawfully perform the obligations of the Servicer hereunder and executes and delivers to the Bank and Trustee an agreement, in form and substance reasonably satisfactory to the Bank and the Trustee, which contains an assumption by such successor entity of the due and punctual performance and observance of each covenant, agreement and condition to be performed or observed by the Servicer under this Agreement and each other Document to which the Servicer is a party, if any, and all other documents, instruments and certificates related thereto, (ii) Servicer furnishes to the Bank and the Trustee an Opinion of Counsel to the effect that such Person is an entity of the type described in the preceding clause (i) and has assumed the obligations of Servicer thereunder pursuant to a legal and valid obligation of such Person, subject to bankruptcy and equity exceptions, and (iii) the ratings of the Notes will not be qualified, reduced or withdrawn (as evidenced by a letter from the Rating Agency to the Bank and the Trustee to such effect, which letter shall be obtained at the expense of the Servicer, without any right to reimbursement therefor). Servicer shall give the Rating Agency written notice of any such merger.

     Section 2.03.  Performance of Obligations.
                    --------------------------

     (a) Except as provided in this Agreement or the Indenture, neither the Servicer nor any Affiliate thereof shall take any action or, to the extent within the Servicer's reasonable control, permit any action to be taken by any other Person, which would excuse any Person from any of its covenants or obligations under any Mortgage Loan or under any other instrument or agreement relating thereto, or which would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any Mortgage Loan or any such instrument, without the written consent of the Bank, Trustee and Issuer and without prior notice to the Rating Agency.

     (b) Upon Servicer obtaining actual Knowledge or written notice of the failure of the Issuer to enforce any purchase or repurchase obligations of either Originator under the applicable Transfer Agreement, including notification of such breach by the Bank, Servicer shall, at the request of the Trustee or Bank, enforce any such obligation and cause to be deposited in the Collection Account in accordance with the provisions of Section 304(b) of the Indenture, the Mortgage Purchase Price received from, or on behalf of, the applicable entity with respect to such purchase or repurchase obligation.

     Section 2.04.  Servicer Not to Resign.
                    ----------------------

     (a) The Servicer shall not resign from the duties and obligations hereby imposed on it under this Agreement unless and until (i) a new servicer, acceptable to the Issuer, the Trustee, the Class A Majority, the Class B Majority and the Bank, enters into an agreement, in form and substance satisfactory to the Trustee, the Class A Majority, the Class B Majority and the Bank, which contains an assumption by such successor servicer of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Servicer under this Agreement from and after the date of assumption, (ii) the Issuer, the Trustee, the Class A Majority, the Class B Majority and the Bank consent to the assumption of the duties, obligations and liabilities of this Agreement by such successor Servicer, such consent not to be unreasonably withheld, provided, that the successor Servicer need not be acceptable to the Issuer, and the consent of the Issuer shall not be so required pursuant to the preceding clauses (i) and (ii), if prior to such resignation a predecessor Servicer which was a Vistana Transaction Entity or any Affiliate thereof was removed as Servicer pursuant to Article VI, and (iii) the ratings of the Notes will not be qualified, reduced or withdrawn (as evidenced by a letter from the Rating Agency to the Bank and the Trustee to such effect, which letter shall be obtained at the expense of the Servicer, without any right to reimbursement). Upon the resignation or termination of the Servicer, the Servicer shall deliver to the successor Servicer all documents, statements, records, funds and accounts held by it under this Agreement and shall execute and deliver such instruments and do such other things as may be reasonably required to fully transfer its rights, powers, duties and obligations.

     (b) Except as provided in subsection (a) above or elsewhere in this Agreement, or as provided with respect to the survival of indemnifications herein, the duties and obligations of the Servicer under this Agreement shall continue until this Agreement shall have been terminated as provided herein. The duties and obligations of Servicer hereunder shall survive the exercise by the Trustee of any right or remedy under this Agreement or the enforcement by the Trustee or the Bank or any Noteholder of any provision of this Agreement, the Reimbursement Agreement or the Indenture, as the case may be.

     Section 2.05.  Liability of the Servicer or Issuer; Indemnities.
                    ------------------------------------------------

     (a) The Servicer shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Servicer under this Agreement. Such obligations shall include the indemnification set forth in Section 3.10 hereof.

     (b) Reference is made to Section 3.10 for Servicer's indemnification obligations.


                                  ARTICLE III
                ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

     Section 3.01.  Appointment of the Servicer; Subservicer.
                    ----------------------------------------

     (a) The Servicer shall service and administer the Mortgage Loans on behalf of Issuer, the Bank, the Trustee and the Noteholders in accordance with the terms of this Agreement and the respective Mortgage Loans and, to the extent consistent with such terms, in conformity with the Servicing Standards. To the extent consistent with the foregoing, the Servicer shall also seek to maximize the timely and complete recovery of principal and interest on the Instruments. Subject only to the Servicing Standards, applicable law and the terms of the Documents, the respective Mortgages and Instruments, the Servicer shall have full power and authority to do or cause to be done any and all things in connection with such servicing and administration which it may deem necessary or desirable. Without limiting the generality of the foregoing, the Servicer is hereby authorized and empowered by Issuer to execute and deliver on behalf of Issuer, any and all financing statements, continuation statements and other documents or instruments necessary to maintain or perfect the lien of the Mortgage on each Mortgaged Property and the Indenture on each Mortgage Loan and any other related Collateral; and any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Mortgage Loans and the Mortgaged Properties. The Servicer shall service and administer the Mortgage Loans in accordance with applicable law and in conformity with the Servicing

Standards to the extent not inconsistent therewith and shall provide to the Mortgagors any reports required to be provided to them thereby. The Issuer shall furnish to the Servicer any powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder.

     (b)  (i)   The Servicer may enter into agreements (provided such agreements would not result in a withdrawal or a downgrading of any rating or otherwise adversely affecting the interests of any Noteholders) with subservicers for the servicing and administration of the Mortgage Loans and for the performance of any and all other activities of the Servicer hereunder; provided, that each of the Trustee, the Holders, the Bank and the Rating Agency receive prior written notice of any such agreement and each of the Trustee and the Bank approve such agreement in writing prior to execution thereof. Each subservicer shall be an entity that engages in the business of servicing mortgage loans and shall be authorized to transact business in the state in which the related Mortgaged Properties it is to service are situated if and to the extent required by applicable law to enable the subservicer to perform its obligations hereunder and under any such agreement. Each subservicer shall be required to service the Mortgage Loans in accordance with this Agreement.

          (ii) Notwithstanding any provision to the contrary in any Document or in any agreement with a subservicer, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a subservicer or reference to actions taken through a subservicer or otherwise, the Servicer shall remain obligated and primarily liable to Issuer, the Bank, Trustee and the Holders for the servicing and administering of the Mortgage Loans in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such agreements or arrangements or by virtue of indemnification from the subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Mortgage Loans. No delegation by the Servicer to a subservicer shall release the Servicer from the responsibilities or liabilities arising under this Agreement. For purposes of this Agreement, the Servicer shall be deemed to have received payments on Mortgage Loans when the subservicer, if any, has received such payments. The Servicer shall be entitled to enter into any agreement with a subservicer for indemnification of the Servicer by such subservicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

          (iii) In those cases, if any, where a subservicer is servicing a Mortgage Loan, the subservicer will be required to deposit all collections in respect of the Mortgage Loans into the Collection Account or the Lockbox Account in accordance with the terms and conditions of the Documents, including Section
3.03 hereof. In those cases where a subservicer is servicing Mortgage Loans, the Servicer shall cause the subservicer to perform its duties as if it were the Servicer hereunder with respect to the Mortgage Loans.

          (iv) Any subservicing agreement that may be entered into and any transactions or services relating to the Mortgage Loans involving a subservicer in its capacity as such shall be deemed to be between the subservicer and the Servicer alone, and Issuer, the Bank, the Custodian, any Trustee and any Noteholders shall not be deemed parties thereto and shall have no claims, right, obligations, duties or liabilities with respect to the subservicer except as may be expressly set forth herein. The Servicer shall be solely liable for all fees owed by it to any subservicer, irrespective of whether the Servicer's compensation pursuant to this Agreement is sufficient to pay such fees. Notwithstanding the foregoing, each subservicing agreement entered into by the Servicer shall provide that a successor Servicer shall have the option to terminate such subservicing agreement without the payment of any fees should the original Servicer be terminated or resign.

     (c) The Servicer acknowledges that all monies (other than Miscellaneous Amounts, Misdirected Payments or Late Fees) received with respect to, and all Mortgage Documents pertaining to, the Mortgage Loans and the Foreclosure Properties, which monies and documents from time to time come into the possession of the Servicer, are part of the Collateral Granted to the Trustee by Issuer under the Indenture, and the Servicer agrees to act as agent and bailee of Issuer, the Bank and the Trustee in holding such monies and documents, as well as any other items constituting a part of the Collateral which from time to time come into the possession of the Servicer, in accordance with the provisions of this Agreement and the Indenture. It is intended that, by the Servicer's agreement pursuant to this Section 3.01(c), the Trustee, as a secured party, shall be deemed to have possession of such monies, such Mortgage Documents and such other items for purposes of Section 9-305 of the Uniform Commercial Code of the applicable state.

     Section 3.02.  Servicing and Collection Responsibilities. The Servicer
                    -----------------------------------------
shall, on behalf of the Trustee, undertake collection of all payments due under each Mortgage Loan in accordance with the Servicing Standards and Servicer's obligations hereunder.

     Section 3.03.  Remittance of Funds to Collection Account and Lockbox
                    -----------------------------------------------------
Account.
-------

     (a) Subject to Section 3.03(b), on a daily basis not later than the second Business Day following the receipt thereof, the Servicer shall cause to be deposited (x) in the Collection Account any Mortgage Purchase Price received by Servicer, and (y) in the Lockbox Account, the following payments and collections received by Servicer on or after the applicable Transfer Date:

         (i) all Scheduled Payments received from or on behalf of Mortgagors (except to the extent of interest accrued prior to the Transfer Date);

         (ii) any Prepayment (other than any payment of a Mortgage Purchase Price); and

         (iii) any other amounts required to be paid for deposit into the Lockbox Account as mandated by the Documents.

     (b) The Servicer shall promptly remit to the appropriate party the portion of such payments described in Section 3.03(a) representing Miscellaneous Amounts, it being understood that such Miscellaneous Amounts need not be deposited in the Lockbox Account or the Collection Account, and may be retained by the Servicer or applied on behalf of Mortgagors, as the case may be; provided, that the Servicer shall remit portions of Miscellaneous Amounts constituting Association fees to the Association. To the extent that during any Collection Period any Miscellaneous Amounts or other amounts not constituting funds to be deposited in the Collection Account for any Payment Date have been deposited in the Lockbox Account, the Servicer may request that Trustee withdraw such amounts from the Lockbox Account or Collection Account in accordance with the provisions of Section 304(c) of the Indenture, and apply such amounts in accordance with this Section 3.03 and the Servicer's normal servicing procedures. Servicer may retain any Late Fees.

     Section 3.04.  Foreclosure of Timeshare Interests.  In the event that a
                    ----------------------------------
Defaulted Mortgage Loan shall not be substituted or repurchased as permitted pursuant to the Indenture, then Servicer shall promptly institute collection procedures, which may include foreclosure proceedings or a deed in lieu of foreclosure, all in accordance with the Servicing Standards and the Documents. Upon obtaining title to a Timeshare Interest (a "Foreclosure Property"), the
                                                 --------------------
Servicer shall promptly attempt to resell such Foreclosure Property either through a local real estate broker or an Originator. Issuer acknowledges that an Originator may be in the best position to remarket the Foreclosure Property in connection with such Originator's overall marketing program for the applicable Timeshare Project. The Servicer shall select the remarketing option reasonably anticipated to produce the highest net cash recovery, after giving effect to the gross price obtainable, any broker's commission, foreclosure cost, sales and marketing expenses and other factors. Upon resale of the Foreclosure Property, the proceeds thereof, net of the foreclosure, remarketing expenses and, during any period of ownership of the Foreclosure Property by Issuer or the Trustee, carrying costs (including association maintenance fees and assessments and real property taxes) incurred by the Servicer with respect to such Mortgage Loan and/or Foreclosure Property, will be deposited in the Collection Account and applied to the Instrument Principal Balance of the Defaulted Instrument for further distribution in accordance with the Indenture. The Servicer covenants to the Trustee, each Holder and the Bank that there shall be no adverse selection by Servicer or its Affiliates in the remarketing of Foreclosure Properties. To the extent that any foreclosure and remarketing expenses are incurred in the remarketing of the Foreclosure Properties, such foreclosure and remarketing expenses shall be reasonably consistent with those expenses historically incurred by the Servicer or Affiliates of Servicer in the marketing of Timeshare Interests.

     Section 3.05.  Servicing Fee.
                    -------------

     (a) As compensation for the performance of its obligations hereunder, the Servicer shall receive the Servicing Fee. The Servicing Fee will be disbursed by the Trustee on the Payment Date related to the applicable Collection Period out of funds held in the Collection

Account for distribution by the Trustee on such Payment Date, subject to the payment priorities set forth in Section 301 of the Indenture.

     (b) The Servicing Fee is compensation to the Servicer for performing the functions of a third party servicer of similar types of contracts, including collecting and posting all payments, responding to inquiries of Mortgagors on the Instruments, investigating delinquencies, sending payment coupons to Mortgagors, reporting tax information to Mortgagors, paying costs of collection and disposition of defaults and maintaining the Collateral. The Servicing Fee is also compensation to the Servicer for administering the Mortgage Loans, accounting for collections and furnishing statements to the Trustee, if any, with respect to distributions. The Servicing Fee also reimburses the Servicer for taxes imposed upon it by reason of its participation in the transaction, accounting fees, outside auditor fees, data processing costs and other costs incurred in connection with administering the Instruments.

     (c) All costs of servicing (other than Servicer Advances, which are reimbursable as provided in Section 301 of the Indenture) the Mortgage Loans in the manner required by this Agreement shall be borne by the Servicer, but the Servicer shall be entitled to retain, out of any amounts actually recovered with respect to any Mortgage Loans, the Servicer's actual out-of-pocket expenses paid to third parties reasonably incurred with respect to such Mortgage Loan. In addition, the Servicer shall be entitled to receive on each Payment Date any unreimbursed Nonrecoverable Advances or Servicer Advances with respect to any Defaulted Instrument as provided in Section 301 of the Indenture.

     Section 3.06.  Modifications.
                    -------------

     Notwithstanding anything to the contrary in this Agreement or in the Indenture, none of the Originators, Issuer or the Servicer shall, without the written consent of the Trustee (acting on the instructions of the Class A Majority and the Class B Majority), the Bank and the Rating Agency, modify, waive or amend the terms of any Mortgage Loan (except with respect to Upgrades and Wraparound Mortgages) unless (x) default on such Mortgage Loan has occurred or is imminent or (y) such modification, amendment or waiver shall not (i) reduce the Mortgage Loan Coupon Rate on, reduce the principal amount of, lengthen the maturity of, or lengthen the timing of payments of interest and principal in respect of, such Mortgage Loan, (ii) materially impair the Timeshare Interest underlying such Mortgage Loan, (iii) reduce materially the likelihood that payments of interest and principal on such Mortgage Loan shall be made when due, (iv) have a Material Adverse Effect or (v) cause the Mortgage Loan to cease to be an Eligible Mortgage Loan. Mortgage Loans modified pursuant to clause (x) above shall constitute Substitute Mortgage Loans solely for the purposes of Section 1201(a)(1)(ii) of the Indenture.

     Section 3.07.  Assumptions.
                    -----------

     In connection with any transfer of ownership of a Mortgaged Property by a Mortgagor to another Person, the Servicer shall not consent to the assumption by such Person of the Mortgage Loan related to such Mortgaged Property, except (i) in the event the withholding of such consent is not permitted under the applicable Mortgage Documents or applicable law or governmental regulations or
(ii) in conformity with the Servicing Standards in order to prevent the imminent default of such Mortgage Loan. In connection with any such assumption, the Mortgage Loan Coupon Rate borne by, the maturity date of, the principal amount of, the timing of payments of principal and interest in respect of, and all other material terms of, the related Mortgage Loan shall not be changed.

     Section 3.08.  Records.
                    -------

     The Servicer shall maintain all data (including computerized tapes or disks) relating directly to or maintained in connection with the servicing of the Mortgage Loans (which data and records shall be clearly marked to reflect that the Mortgage Loans have been sold to Issuer and constitute property Granted to the Trustee) at the address of the Servicer set forth in Section 10.03 hereof or, upon fifteen (15) days' prior written notice to the Trustee and the Bank, at such other place where any Servicing Officer of the Servicer is located, and shall give the Bank, the Trustee, any Significant Noteholder or their respective authorized agents access to all such information at all reasonable times, provided, however, that if a Servicer Event of Default or, in the Bank's or Trustee's good faith and reasonable business judgment, an Incipient Default, shall have occurred and be continuing, such access shall be without prior notice.

     Section 3.09.  No Offset.
                    ---------

     Prior to the termination of this Agreement, the obligations of the Servicer under this Agreement shall not be subject to any defense, counterclaim or right of offset which the Servicer has or may have against the Trustee or the Bank, whether in respect of this Agreement, the Indenture or the Reimbursement Agreement, as the case may be, any Mortgage Loan or otherwise.

     Section 3.10.  Indemnification; Third Party Claims.
                    -----------------------------------

     (a) The Servicer agrees to indemnify and hold Issuer, the Bank and the Trustee and any Noteholders harmless against any and all claims, losses, penalties, fines, forfeitures, reasonable attorneys' fees and related costs (including, but not limited to, any such fees and costs incurred in bankruptcy, receivership or similar proceedings), judgments and any other costs, fees and expenses that such Person(s) may sustain because of the (a) failure of the Servicer or subservicer to service the Mortgage Loans or otherwise perform its obligations and duties hereunder in compliance with the terms of this Agreement, or because of any act or omission by the Servicer or subservicer in connection with its maintenance and custody of any funds, documents and records under this Agreement or its release thereof other than in accordance with this Agreement or (b) breach of any representation or warranty of Servicer in this Agreement, in both cases, except to the extent that such cost, expense, loss, claim, damage, or liability:
(i) shall be due to the willful misfeasance, bad faith, or gross negligence of the Trustee or Bank; (ii) relates to any tax other than the taxes with respect to which the Servicer is required to indemnify the Issuer, the Bank, the Trustee or the Noteholders; or (iii) shall be one as to which a party other than the Issuer is required to indemnify the Bank or the Trustee. The Servicer shall immediately notify the Issuer, the Bank, and the Trustee in writing, if such a claim is made by a third party with respect to the Mortgage Loans, and assume, with the prior written consent of the Bank and Trustee, the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against the Bank, the Trustee or any Noteholder. The indemnity in this Section shall survive the termination of this Agreement and the appointment of any successor Servicer.

     (b) Indemnification under this Section shall include reasonable fees and expenses of counsel and expenses of litigation, and appeals therefrom (including, but not limited to, any such fees and costs incurred in bankruptcy, receivership or similar proceedings). If the Servicer shall have made any indemnity payments to the Bank, the Trustee or any Noteholder pursuant to this Section and such recipient thereafter shall collect any of such payments from others, such recipient shall repay such amounts to the Servicer with interest to the extent and at the rate collected (which interest shall not be an expense of the Bank, any Trustee or any Noteholder). The indemnifications under this
Section 3.10 shall survive the termination of this Agreement and the appointment of any successor Servicer.

     Section 3.11.  Errors and Omissions and Fidelity Coverage.
                    ------------------------------------------

     The Servicer shall maintain, at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, with broad form coverage with responsible companies on all officers, employees or other persons acting on behalf of the Servicer in any capacity with regard to funds, money, documents and papers relating to the Collateral. Any such fidelity bond and errors and omissions insurance shall protect and insure the Servicer against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such persons and shall be maintained in a form and amount that would meet the requirements of prudent timeshare mortgage servicers. No provision of this Section 3.11 requiring such fidelity bond and errors and omissions insurance shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. The Servicer shall be deemed to have complied with this provision if one of its respective Affiliates has such fidelity bond and errors and omissions policy coverage and, by the terms of such fidelity bonds and errors and omission policy, the coverage afforded thereunder extends to the Servicer. The Servicer shall cause each and every sub-servicer for it to maintain a policy of insurance covering errors and omissions and a fidelity bond which would meet such requirements. Upon request of the Trustee or the Bank, the Servicer shall cause to be delivered to the Trustee and the Bank a certification evidencing coverage under such fidelity bond and insurance policy. Any such fidelity bond or insurance policy shall not be cancelled or modified in a materially adverse manner without ten days' prior written notice to the Trustee, the Bank and the Rating Agency.

     Section 3.12.  Independent Contractor.
                    ----------------------

     The relationship of the Servicer and any subservicer (and of any successor to the Servicer or any subservicer as servicer or subservicer, respectively, under this Agreement) to Issuer under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

                                  ARTICLE IV
                            STATEMENTS AND REPORTS

     Section 4.01.  Servicing and Collection Reports.
                    --------------------------------

     (a) Not later than 10:00 a.m. Eastern Time on each Determination Date, the Servicer shall deliver the Servicer Report to the Bank, the Trustee, Back-Up Servicer and Issuer. The Servicer Report shall be completed with the information specified therein for the related Collection Period, shall contain updated information as to the Mortgage Loans and shall contain such other information as may be reasonably requested by the Bank, the Trustee, the Rating Agency or Issuer in writing at least five (5) Business Days prior to such Determination Date. Each such Servicer Report shall be accompanied by, or shall incorporate, an Officer's Certificate executed by a Servicing Officer certifying
(i) the accuracy of the computations reflected in such Servicer Report and (ii) that the representations and warranties in this Agreement are true and correct as of the date of such Servicer Report except as set forth therein. Issuer, the Trustee or the Bank shall give the Servicer, the Custodian, Issuer, the Trustee and the Bank prompt notice of any manifest errors appearing in the Servicer Report of which it has Knowledge or of any failure to have timely received such report and request that such Servicer Report be corrected or delivered, as applicable. The failure of any such party to give any such notice shall not be deemed to be a waiver of any of Servicer's obligations. The Servicer shall immediately correct such errors and furnish a revised or new Servicer Report to the Bank, the Trustee and Issuer. With respect to any Servicer Report due on a Determination Date, the Servicer's obligation to deliver the Servicer Report in accordance with this Section 4.01(a) shall not be discharged until it has delivered a correct and complete Servicer Report. Issuer agrees to provide to the Servicer such information as the Servicer reasonably requests for purposes of preparing the

Servicer Reports. The Servicer Report delivered to Back-up Servicer shall include Servicer's monthly data tape.

     (b) Within ten (10) Business Days after the written request of the Custodian, the Trustee, any Significant Holder or the Bank, the Servicer shall furnish to the Custodian, the Trustee and the Bank a list of all Mortgage Loans then held as part of the Collateral, together with a reconciliation of such list to the Instrument Schedule (as then revised, if applicable) and to each of the Servicer Reports furnished before such request indicating any removal of Mortgage Loans from the Collateral.

     (c) Within one hundred twenty (120) days after the end of each calendar year and/or within ten (10) Business Days after the written request of the Trustee, the Servicer shall deliver an Officer's Certificate, executed by at least one Servicing Officer, to Issuer, Trustee and the Bank (i) that the Servicing Officer signing such Certificate has reviewed the relevant terms of this Agreement and has made, or caused to be made under such Servicing Officer's supervision, a review of the activities of the Servicer during the period covered by the statements then being furnished, (ii) that the review has not disclosed the existence of any Servicer Event of Default or, if the Servicer Event of Default exists, describing its nature and what action the Servicer has taken and is taking with respect thereto and (iii) that on the basis of such review the Servicing Officer signing such certificate is of the opinion that during such period the Servicer has serviced the Mortgage Loans in compliance with the required procedures except as described in such certificate.

     Section 4.02.  Accountant's Reports.
                    --------------------

     Within one hundred twenty (120) days after the end of each calendar year, Servicer shall deliver to the Bank, the Trustee, and the Rating Agency, a separate report, prepared by a firm of independent accountants of recognized national standing selected by the Servicer, to the effect that (i) such independent accountants have examined certain documents and records (including computer records) and servicing procedures of the Servicer relating to the Mortgage Loans, (ii) they have examined the most recent Servicer Report prepared by the Servicer and three other Servicer Reports chosen at random by such firm and compared such Servicer Reports with the information contained in such documents and records, (iii) their examination included such tests and procedures as they considered necessary in the circumstances, (iv) their examinations and comparisons described under clauses (i) and (ii) above disclosed no exceptions which, in their opinion, were material, or, if any such exceptions were disclosed thereby, setting forth such exceptions which, in their opinion, were material, (v) on the basis of such examinations and comparison, such firm is of the opinion that the Servicer has, during the relevant period, serviced the Mortgage Loans in compliance with this Agreement in all material respects and that such documents and records have been maintained in accordance with this Agreement in all material respects, except in each case for (a) such exceptions as such firm shall believe to be immaterial and (b) such other exceptions as shall be set forth in such written report. The report will also indicate that such firm is independent of the Servicer within the meaning of the Tax Code of Professional Ethics of the American Institute of Certified Public Accountants. In the event such firm requires the Trustee to agree to the procedures performed by such firm, the Servicer shall direct the Trustee in writing to so agree, it being understood and agreed that Trustee will deliver such letter of agreement in conclusive reliance upon the direction of the Servicer, and the Trustee shall not make any independent inquiry or investigation as to, and shall have no obligation or liability in respect of, the sufficiency, validity or correctness of such procedures. Trustee's execution of such letter of agreement shall in no way reduce or diminish Servicer's obligations hereunder.

     Section 4.03.  Annual Summary.   Within one hundred and twenty (120) days
                    --------------
after the end of each calendar year, the Servicer shall furnish, at the expense of the Servicer, to the Trustee, the Bank, the Rating Agency and each Person who at any time during such calendar year shall have been a Noteholder, a statement containing the information set forth in the Servicer Report, aggregated for such calendar year or such portion thereof during which such Person was a Noteholder and based on the relevant Servicer Reports, and such other information as the Servicer or such Person determines (without duplication of any information required to be provided to the Servicer and such Person pursuant to Section 4.04) is reasonably necessary for the preparation of such Person's federal, state and local income tax return in respect of the Notes for such calendar year or, in the event such Person shall have been a Noteholder during a portion of such calendar year, for the applicable portion of such year.

     Section 4.04.  Tax Returns and Reports.
                    -----------------------

     The Servicer shall prudently prepare and file, or cause to be prepared and filed, all federal, state and local tax and information returns and reports as may be required from time to time to be filed by or in respect of the Issuer. In this regard, the Servicer shall prudently prepare and file, or cause to be prepared and filed the Internal Revenue Service Form 1099 and any other tax reports or information required under federal or state tax laws. The foregoing tax statements and reports shall be prepared or reviewed by accountants reasonably acceptable to the Trustee and the Bank.

                                   ARTICLE V
                               SERVICER ADVANCES

     Section 5.01.  Servicer Advances.  The Servicer shall make monthly advances
                    -----------------
on each Determination Date by deposit into the Collection Account for delinquent Scheduled Payments that Servicer reasonably deems to be recoverable from the Mortgagor ("Servicer Advances").
            -----------------

                                  ARTICLE VI
              VOLUNTARY TERMINATION AND SUBSTITUTION BY SERVICER

     Section 6.01.  Voluntary Termination by Servicer.  On any Payment Date
                    ---------------------------------
succeeding a Collection Period at the end of which the Aggregate Instrument Principal Balance, is ten percent (10%) or less of the Initial Aggregate Instrument Principal Balance, the Servicer may purchase all of, but not less than all of, the Instruments comprising Collateral on such Payment Date provided that the Servicer shall deposit in the Collection Account an amount equal to the Mortgage Purchase Price of all Instruments constituting Collateral as of such Payment Date. To exercise such option, the Servicer shall notify the Issuer, Trustee, Rating Agency and Bank in writing of such election not later than thirty (30) days preceding such Payment Date (such date, a "Notice Date") and
                                                            -----------
shall deposit such Mortgage Purchase Prices into the Collection Account on or before the Business Day prior to the related Payment Date.

     Section 6.02.  Voluntary Substitution or Repurchase.  Servicer shall have
                    ------------------------------------
the right, but not the obligation, to purchase or substitute Mortgage Loans pursuant to Section 1201 of the Indenture.

                                  ARTICLE VII
                                    DEFAULT

     Section 7.01.  Servicer Events of Default.
                    --------------------------

     If any one of the following events ("Servicer Events of Default") shall
                                          --------------------------
occur and be continuing:

     (a) Any failure by the Servicer to deposit in or credit to the Lockbox Account or Collection Account any amount required under this Agreement to be so deposited or credited by the Servicer and such failure continues unremedied for two Business Days;

     (b) Any failure by the Servicer (i) to deliver a Servicer Report within three (3) Business Days after such report is due in accordance with Section 4.01(a) hereof or (ii) to deliver a Servicer Report when due on more than three
(3) occasions in any calendar year;

     (c) Any failure by the Servicer to be in compliance with (i) Section 2.01(b) hereof or (ii) any other provision of this Agreement other than as set forth in Section 7.01(a) above, which can be cured by the payment of money, in either case, only following the earlier of (A) ten (10) days after receipt of written notice thereof from any of the Trustee, the Rating Agency, the Back-Up Servicer or Bank or (B) twenty (20) days after Servicer otherwise obtains Knowledge thereof.

     (d) Any failure by the Servicer to deliver, at Servicer's expense, an independent accountant's report in accordance with Section 4.02 hereof, which non-delivery shall continue unremedied for ten (10) Business Days after receipt by Servicer from either the Trustee or the Bank of written notice of such default;

     (e) Reserved.

     (f) Any failure by the Servicer duly to observe or to perform in any material respect any other covenants or agreements of the Servicer set forth in this Agreement, other than those set forth in subparagraphs (a), (b), (c) and
(d) of this Section 7.01, or any other Document to which it is a party, which failure shall have continued for a period of thirty (30) Business Days after the earlier of (A) written notice thereof shall have been given to the Servicer by the Bank or the Trustee or (B) the date Servicer otherwise obtains Knowledge thereof, and if such default or violation cannot be cured by Servicer within such thirty (30) Business Days and Servicer has been, in the good faith and reasonable commercial judgment of the Trustee and the Bank, as determined by the Trustee (acting at the direction of a Majority of Holders in their sole discretion) and the Bank in its sole discretion, diligent in attempting to effect cure, within such additional period not to exceed an additional ten (10) Business Days as may be required by Servicer proceeding diligently to effect cure;

     (g) The entry of a decree or order for relief by a court or regulatory authority having jurisdiction in respect of the Servicer in an involuntary case under the federal bankruptcy laws, as now or hereafter in effect, or any other present or future federal or state bankruptcy, insolvency, rehabilitation or similar law; the appointment of a conservator, receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Servicer in respect of any substantial part of the Servicer's property, or the entering of an order for the winding up or liquidation of the affairs of the Servicer and the continuance of any such decree or order unstayed and in effect for a period of sixty (60) consecutive days, or the commencement of an involuntary case under the federal bankruptcy laws with respect to the Servicer which within sixty (60) days of the date of commencement shall not be contested by the Servicer in good faith by appropriate proceedings;

     (h) The commencement by the Servicer of a voluntary case under the federal bankruptcy laws, as now or hereafter in effect, or any other present or future federal or state bankruptcy, insolvency, rehabilitation or similar law, or the consent by the Servicer to the appointment of or the taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Servicer or of any substantial part of the Servicer's property, or the making by the Servicer of an assignment for the benefit of creditors, or the failure by the Servicer generally to pay its debts as such debts become due or the taking of corporate action by the Servicer in furtherance of any of the foregoing;

     (i) Any representation, warranty or statement of the Servicer made in this Agreement or any certificate, report or other writing delivered pursuant hereto or in connection herewith shall prove to be incorrect in any material respect as of the time when the same shall have been made, and the incorrectness of such representation, warranty or statement has, in the judgement of the Majority of Holders, the Bank or the Trustee, a Material Adverse Effect and within thirty
(30) days after the earlier of (A) written notice thereof shall have been given to the Servicer by the Bank or the Trustee or (B) the Servicer otherwise obtains Knowledge of such inaccuracy, the circumstances or condition in respect of which such representation, warranty or statement was incorrect shall not have been eliminated or otherwise cured (whether by substitution, repurchase or otherwise, in the case of a particular Mortgage Loan) in all material respects; or

     (j) Any Indenture Event of Default occurs and is continuing.

then, and in each and every case, so long as such Servicer Event of Default shall not have been remedied, the Trustee, acting at the direction of the Majority of Holders, or the Bank (with a copy to the Trustee) may by written notice to the Servicer terminate all of the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee (or such other Person who shall be designated as the successor Servicer in accordance with the provisions of Section 501 of the Indenture) pursuant to and under this Section 7.01 and Section 501 of the Indenture; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate, to effect the purposes of such notice of termination. The Servicer shall fully and promptly cooperate with the Trustee in effecting the termination of the responsibilities and rights of the Servicer under this Agreement, including the transfer to the Trustee or other successor Servicer for administration by it of all cash amounts which at the time are or would be required to be deposited by the Servicer in the Collection Account or the Lockbox Account, as the case may be, and the subsequent transfer of any other such amounts thereafter received with respect to any and all Mortgage Loans. In addition, upon the Servicer's receipt of notice of termination pursuant to this Section 7.01, the Servicer shall, promptly upon the demand, and in any event no later than five (5) Business Days after delivery of such demand of the Trustee, deliver to the Trustee or other successor Servicer all data (including computerized records) necessary for the servicing of the Mortgage Loans. In addition to delivering such monies and data, the Servicer shall use its best efforts to effect the orderly and efficient transfer of the servicing of the Mortgage Loans to the Trustee or other successor Servicer, including directing Mortgagors to remit all payments in respect of the Mortgage Loans to an account or address designated by the Trustee or such new servicer, as the case may be.

     Section 7.02.  Rights Cumulative.
                    -----------------

     Issuer shall have the right, in its own name, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies hereunder and to protect the interests of Issuer, the Bank, the Trustee and any Noteholder hereunder (including the institution and prosecution of judicial, administrative and other proceedings and the filings of proofs of claim and debt in connection therewith). All rights and remedies from time to time conferred upon or reserved to Issuer, the Bank, the Trustee or any Noteholder are cumulative, and none is intended to be exclusive of another or any right or remedy which any such Persons may have at law or in equity. No delay or omission in insisting upon the strict observance or performance of any provision of this Agreement, or in exercising any right or remedy, shall be construed as a waiver or relinquishment of such provision, nor shall it impair such right or remedy. Every right and remedy may be exercised from time to time and as often as deemed expedient.

     Section 7.03.  Directions by Trustee.
                    ---------------------

     The Trustee may direct the time, method and place of conducting any proceeding for any remedy available to Issuer under this Agreement, such direction to be with the consent of the Bank and/or requisite Holders to the extent such consent is provided for elsewhere in this Agreement or the other Documents; provided, however, that Issuer shall have the right to decline to follow any such direction if Issuer, in accordance with an Opinion of Counsel addressed to and delivered to each of the Bank and the Trustee, determines that the action or proceeding so directed would involve it in personal liability beyond Issuer's obligations under the Indenture and the Documents to which it is a party or be unjustly prejudicial to any nonassenting Noteholder.


                                 ARTICLE VIII
                                   RESERVED

                                  ARTICLE IX
                                  TERMINATION

     Section 9.01.  Termination; Survival.
                    ---------------------

     All covenants, agreements, representations and warranties made herein shall survive the execution and delivery of this Agreement. This Agreement shall terminate upon discharge of the Indenture in accordance with its terms, provided, however, that any obligation that either the Issuer or the Servicer may have hereunder to indemnify any Person shall survive such termination.

                                   ARTICLE X
                           MISCELLANEOUS PROVISIONS

     Section 10.01.  Amendment.
                     ---------

     (a) This Agreement may not be amended without the prior written consent of the Bank, the Trustee, the Class A Majority and the Class B Majority and the Rating Agency, provided, however, that no amendment will be effective without the signatures of the parties hereto thereto and provided, further, that the Trustee shall grant its consent only in accordance with those same terms and conditions that shall govern the Trustee's ability to consent pursuant to the Indenture.

     (b) It shall be necessary for the consent of the Bank, the Trustee, the Class A Majority and the Class B Majority and the Rating Agency to approve the particular form of any proposed amendment or consent, and it shall not be sufficient if such consent shall approve the substance thereof only.

     Section 10.02.  Severability of Provisions.
                     --------------------------

     If any one or more of the covenants, agreements, provisions, or terms of this Agreement shall be held invalid for any reason whatsoever, then, to the extent permitted by law, such covenants, agreements, provisions, or terms shall be deemed severable from the remaining covenants, agreements, provisions, or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or any other Document or of the rights of the Trustee, the Holders or the Bank thereunder.

     Section 10.03.  Notice.
                     ------

     Any notice required or permitted to be given hereunder by any party hereto to another Person shall be in writing and shall be (a) personally delivered, (b) sent by overnight express carrier, or (c) sent by telecopy, to such person at its address and/or telecopy number as set forth below, or at such other address and/or telecopy number as such person may designate for such purpose in a notice given to the sending party. Such notice shall be deemed to have been duly given upon receipt.

     The Servicer:            VCH Portfolio Services, Inc.
                              8801 Vistana Centre Drive
                              Orlando, Florida 32821
                              Attn: President
                              Telephone: (407) 239-3100
                              Telecopy: (407) 239-3198


     With a Copy to:          VCH Portfolio Services, Inc.
                              701 Brickell Avenue, Suite 2100
                              Miami, Florida 33131
                              Attn: Susan Werth, Esq.
                              Telephone: (305) 577-3150
                              Telecopy: (305) 374-7159

     The Bank, Issuer
     Trustee, Rating Agency
     and Holders:             As provided in the Indenture

     Section 10.04.  Binding Effect; Assignees.
                     -------------------------

     (a) This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Notwithstanding anything to the contrary contained herein, except as expressly provided in this Agreement, the respective rights and obligations of Issuer and the Servicer under this Agreement may not be assigned by Issuer or the Servicer without the prior written consent of the Trustee, the Class A Majority, the Class B Majority and the Bank except that the rights, title and interest of Issuer hereunder may be pledged to the Trustee as permitted in accordance with the terms of, and as contemplated by, the Indenture.

     (b) All the covenants of Servicer and all the rights and remedies of Issuer contained in the Documents shall bind Servicer and its permitted successors and assigns, and shall inure to the benefit of Issuer, the Trustee, the Holders and the Bank, and their respective permitted successors and assigns, whether so expressed or not.

     (c) Any permitted successor to, or assignee of, the Trustee under the Indenture, shall be the successor to, or assignee of, the Trustee, respectively, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     Section 10.05.  Headings.
                     --------

     All headings are inserted for convenience only and shall not affect any construction or interpretation of this Agreement.

     Section 10.06.  Non-Waiver.
                     ----------

     No delay or omission to exercise any right, power or remedy accruing to any party or its permitted assignee upon any breach of any other party under this Agreement shall impair any such right, power or remedy of such non-breaching party, nor shall it be construed to be a waiver of any such right, power or remedy for any present or future breach or default. No modification, variation, termination, discharge, abandonment or waiver granted or consented to by Issuer including a waiver of the time of the essence standard, shall be deemed to be an abandonment of such rights. Any waiver, permit, consent or approval of any kind under this Agreement, or any waiver on the part of any party of any provision or condition of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing.

     Section 10.07.  Counterparts.
                     ------------

     This Agreement may be executed in one or more counterparts all of which together shall constitute one original document.

     Section 10.08.  Unenforceability.
                     ----------------

     If any one or more of the provisions contained in this Agreement shall be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained in this Agreement shall not in any way be affected or impaired thereby.

     Section 10.09.  Time is of the Essence.
                     ----------------------

     Time is of the essence in the Performance of the Obligations.

     Section 10.10.  CHOICE OF LAW: JURISDICTION: VENUE AND WAIVER OF JURY
                     -----------------------------------------------------
TRIAL.
-----

     THE PARTIES HERETO HEREBY IRREVOCABLY AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING DIRECTLY, INDIRECTLY OR OTHERWISE IN CONNECTION WITH, OUT OF, RELATED TO OR FROM THIS AGREEMENT SHALL BE LITIGATED, AT TRUSTEE'S SOLE DISCRETION AND ELECTION, ONLY IN COURTS HAVING A SITUS WITHIN THE COUNTY OF NEW YORK, STATE OF NEW YORK. THE PARTIES HERETO HEREBY CONSENT AND SUBMIT TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED WITHIN SAID COUNTY AND STATE. SERVICER HEREBY IRREVOCABLY APPOINTS AND

DESIGNATES CT CORPORATION SYSTEM, WHOSE ADDRESS IS C/O CT CORPORATION SYSTEM, 1633 BROADWAY, NEW YORK, NEW YORK 10019, AS ITS DULY AUTHORIZED AGENT FOR SERVICE OF LEGAL PROCESS AND AGREES THAT SERVICE OF SUCH PROCESS UPON SUCH PARTY SHALL CONSTITUTE PERSONAL SERVICE OF PROCESS UPON SERVICER PROVIDED, THAT A COPY OF SUCH PROCESS BE DELIVERED TO SERVICER PURSUANT TO THE PROVISIONS OF SECTION
10.03 ABOVE. IN THE EVENT SERVICE IS UNDELIVERABLE BECAUSE SUCH AGENT MOVES OR CEASES TO DO BUSINESS IN NEW YORK, NEW YORK, OR THE TRUSTEE OR BANK WISHES TO HAVE A DIFFERENT AGENT, SERVICER SHALL, WITHIN TEN (10) DAYS AFTER TRUSTEE'S OR BANK'S REQUEST APPOINT A SUBSTITUTE AGENT IN NEW YORK CITY, NEW YORK ON ITS BEHALF AND WITHIN SUCH PERIOD NOTIFY THE TRUSTEE AND THE BANK OF SUCH APPOINTMENT. IF SUCH SUBSTITUTE AGENT IS NOT TIMELY APPOINTED, THE TRUSTEE SHALL, IN ITS SOLE DISCRETION, HAVE THE RIGHT TO DESIGNATE A SUBSTITUTE AGENT UPON FIVE (5) BUSINESS DAYS NOTICE TO EACH PARTY HERETO AND THE BANK. EACH PARTY HERETO HEREBY WAIVES ANY RIGHT IT MAY HAVE TO TRANSFER OR CHANGE THE VENUE OF ANY LITIGATION BROUGHT AGAINST IT BY THE TRUSTEE, THE BANK OR ANY NOTEHOLDER ON THE LOAN DOCUMENTS IN ACCORDANCE WITH THIS PARAGRAPH.

     EACH PARTY HERETO HEREBY WAIVES ITS RESPECTIVE RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, OR RELATED TO, THE SUBJECT MATTER OF THIS AGREEMENT OR ANY OF THE OTHER DOCUMENTS. THIS WAIVER IS KNOWINGLY, INTENTIONALLY AND VOLUNTARILY MADE BY EACH PARTY HERETO, AND EACH PARTY HERETO ACKNOWLEDGES THAT NONE OF TRUSTEE, BANK OR ANY PERSON ACTING ON BEHALF OF ANY THEREOF HAS MADE ANY REPRESENTATIONS OF FACT TO INCLUDE THIS WAIVER OF TRIAL BY JURY OR HAS TAKEN ANY ACTIONS WHICH IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. THE PARTIES HERETO ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO THIS AGREEMENT, THAT THE PARTIES HERETO, THE TRUSTEE AND THE BANK HAVE ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT AND THE OTHER DOCUMENTS AND THAT EACH OF THEM WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. THE PARTIES HERETO FURTHER ACKNOWLEDGE THAT THEY HAVE BEEN REPRESENTED IN THE SIGNING OF THIS AGREEMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL.

     THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES

THEREOF REGARDING CONFLICT OF LAWS, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

     Section 10.11.  NO LIABILITY TO PURCHASERS.
                     ---------------------------

     EXCEPT AS REQUIRED BY LAW OR THE SERVICING STANDARDS, SERVICER WILL NOT, AT ANY TIME, USE THE NAME OF OR MAKE REFERENCE TO THE ISSUER, THE TRUSTEE, THE NOTEHOLDERS OR THE BANK WITH RESPECT TO THE TIMESHARE PROJECTS, THE SALE OF TIMESHARE INTERESTS OR OTHERWISE, WITHOUT THE EXPRESS WRITTEN CONSENT OF THE BANK, THE NOTEHOLDERS OR THE TRUSTEE, SUCH CONSENT NOT TO BE UNREASONABLY WITHHELD.

     Section 10.12.  Reliance by Issuer.
                     ------------------

     All representations, warranties, covenants and agreements made by the Issuer and the Servicer herein, in the other Documents or in any other agreement, document, instrument or certificate delivered by or on behalf of the Issuer or the Servicer under or pursuant to the Documents shall be considered to have been relied upon by the Bank, the Trustee and the Noteholders and shall survive the delivery to the Trustee and the Bank of such Documents.

     Section 10.13.  Third Party Beneficiaries.
                     -------------------------

     No third party shall be a beneficiary hereof other than the Bank and Trustee (for the benefit of the Noteholders) and the Noteholders.

     Section 10.14.  Equitable Relief
                     ----------------

     Servicer recognizes that, in the event it fails to perform, observe or discharge any of its obligations or liabilities under this Agreement, any remedy at law may prove to be inadequate relief to Issuer, therefore, the parties hereto agree that Issuer shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

     Section 10.15.  Waiver of Punitive Damages.
                     --------------------------

     NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS AGREEMENT, SERVICER AGREES THAT IT SHALL NOT SEEK ANY PUNITIVE DAMAGES FROM ISSUER, THE BANK OR THE TRUSTEE UNDER ANY THEORY OF LIABILITY, INCLUDING ANY THEORY IN TORT.

     Section 10.16.  General Interpretive Principles.
                     -------------------------------

     For purposes of this Agreement except as otherwise expressly provided or unless the context otherwise requires:

     (a) the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

     (b) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles as in effect on the date hereof;

     (c) references herein to "Articles", "Sections", "Subsections", "paragraphs", and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, paragraphs and other subdivisions of this Agreement;

     (d) a reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to paragraphs and other subdivisions;

     (e) the words "herein", "hereof", "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision; and

     (f) the term "include" or "including" shall mean without limitation by reason of enumeration.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in their respective names, personally or by their duly authorized representatives as of the date above written.

                              VISTANA 1998-A TIMESHARE MORTGAGE CORP., as Issuer

                              By: /s/
                                 ------------------------------------------
                              Name:  Susan Werth
                              Title: Senior Vice President - Law

                              VCH PORTFOLIO SERVICES, INC., as Servicer

                              By: /s/
                                 ------------------------------------------
                              Name:  Susan Werth
                              Title: Senior Vice President - Law

                                 Exhibit "A"

                            Form of Servicer Report

                                      29